099 P-2 12/12

SUPPLEMENT DATED DECEMBER 28, 2012

TO THE PROSPECTUS DATED OCTOBER 1, 2012

OF

Franklin Templeton Global Allocation Fund

(Franklin Templeton International Trust)

The prospectus is amended as follows:

I. For the Fund Details “Principal Investment Policies and Practices” section the paragraph beginning “For purposes of pursuing its investment goal,…” on page 15 is revised as follows:

For purposes of pursing its investment goal, the Fund regularly enters into various transactions involving derivative instruments. The tactical allocation portion primarily uses stock index futures, government bond futures, equity total return swaps and currency forwards and futures contracts. Futures contracts, total return swaps and currency forward contracts may allow the Fund to obtain net long or net negative/short exposures to specific securities, securities indices, interest rates, credits, or currencies without having actually to purchase or sell underlying securities or other investments. The Fund may maintain significant positions in currency-related derivative instruments which could expose a large amount of the Fund's assets to obligations under the instruments. The derivative instruments in the tactical allocation portion may be used to adjust or obtain net long or net negative (short) exposure to various asset classes, regions, currencies, sectors or securities, for hedging purposes, or to otherwise enhance Fund returns. The use of derivative instruments may allow the investment manager to make tactical allocations with fewer transaction costs than it might otherwise incur by changing allocations to the separate portions of the core portfolio.

II. For the Fund Details “Principal Investment Policies and Practices” section the following paragraph has been added:

Swap agreements, such as equity total return swaps, are contracts between the Fund and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years.  In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments.  The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange.  The parties typically do not actually exchange the notional amount.  Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in the given instruments.  In a total return swap, the Fund and the swap counterparty agree to “swap” the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., securities index) in exchange for a regular payment, at a floating rate, at a fixed rate or the total rate of return on another financial instrument.  The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset or index).

III. The “Principal Risks – Commodity Exchange Act Exclusion” section of the Fund Details on page 26 is replaced with the following:

Due to regulatory changes, the investment manager is expected to be registered as a “commodity pool operator” under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, as of January 1, 2013, will be subject to CFTC regulation with respect to the Fund.  The CFTC has not yet adopted rules regarding certain disclosure, reporting or recordkeeping requirements that will apply to the Fund as a result of the investment manager’s registration as a commodity pool operator.  Therefore, the impact on additional information you will receive under these rules and additional regulatory requirements for the Fund that may be imposed cannot currently be determined.  The CFTC has neither reviewed nor approved the Fund, its investment strategies or this prospectus.

Please keep this supplement for future reference.

099 SA-1 12/12

SUPPLEMENT DATED DECEMBER 28, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 1, 2012

OF

Franklin Templeton Global Allocation Fund

(Franklin Templeton International Trust)

The Statement of Additional Information is revised as follows:

The fourth paragraph under “Glossary of Investments, Techniques, Strategies and Their Risks - Derivative instruments” is replaced with the following paragraph:

Due to regulatory changes, the investment manager is expected to be registered as a “commodity pool operator” under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, as of January 1, 2013, will be subject to CFTC regulation with respect to the Fund.  The CFTC has not yet adopted rules regarding certain disclosure, reporting or recordkeeping requirements that will apply to the Fund as a result of the investment manager’s registration as a commodity pool operator.  Therefore, the impact on additional information you will receive under these rules and additional regulatory requirements for the Fund that may be imposed cannot currently be determined.  The CFTC has neither reviewed nor approved the Fund, its investment strategies or this statement of additional information.

Please keep this supplement for future reference.